UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2009
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	132-02695	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950
Denver, CO		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.
     On September 9, 2009, Resolute Energy Corporation, a Delaware corporation (the “Company”), entered into a Letter Agreement dated September 9, 2009, by and among the Company, Hicks Acquisition Company I, Inc. (“HACI”), Resolute Holdings Sub, LLC (“Seller”), Resolute Subsidiary Corporation, Resolute Aneth, LLC, Resolute Holdings, LLC, HH-HACI, L.P. (the “Founder”), William H. Cunningham, William A. Montgomery, Brian Mulroney, and William F. Quinn (the “Letter Agreement”). The Letter Agreement amends that certain Purchase and IPO Reorganization Agreement, dated as of August 2, 2009 (the “Acquisition Agreement”), by and among the Company, Seller, HACI, Resolute Subsidiary Corporation, Resolute Aneth, LLC, Resolute Holdings, LLC and the Founder, pursuant to which HACI’s stockholders will acquire a majority of the outstanding shares of capital stock of the Company (the “Acquisition”). The full text of the Acquisition Agreement is attached as an appendix to the Company’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2009 and incorporated herein by reference.
     The Letter Agreement provides that if HACI obtains stockholder approval for the Acquisition and the related amendments of its certificate of incorporation, then neither HACI nor Seller shall exercise its rights to terminate the Acquisition Agreement under Section 9.1(a)(iv) of the Acquisition Agreement unless the Acquisition has not closed by October 6, 2009. The Letter Agreement also reallocates certain forfeited shares and warrants and certain restricted earnout shares among the Founder, Mr. Cunningham, Mr. Montgomery, Mr. Mulroney, and Mr. Quinn.
     The Letter Agreement attached as Exhibit 2.1 hereto is incorporated herein by reference. The foregoing description of the Letter Agreement, the Acquisition Agreement, and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such document.
Item 8.01 Other Events.
     On September 14, 2009, the Registration Statement on Form S-4 relating to the Acquisition (the “Registration Statement”) was declared effective by the SEC. HACI’s proxy statement, included as part of the Registration Statement, is being mailed to HACI’s stockholders and warrantholders as of the applicable record dates.
     On September 15, 2009, HACI announced the postponement of its special meetings of warrantholders and stockholders that were scheduled to be held on September 22, 2009. The special meeting of warrantholders will be held at 10:00 a.m., Central Daylight time, on September 24, 2009, at the offices of Akin Gump Strauss Hauer & Feld, LLP, 1700 Pacific Avenue, 39th Floor, Dallas, Texas, 75201, to be immediately followed by the special meeting of stockholders at 10:30 a.m., Central Daylight time at the same location. The special meetings were postponed in order to provide HACI’s warrantholders and stockholders additional time to review proxy materials.
     On September 15, 2009, HACI issued a press release with respect to the Letter Agreement, the effectiveness of the Registration Statement, the postponement of its special meetings of warrantholders and stockholders, and its intention to file a Form 25. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Exhibit

2.1*	Letter Agreement, dated September 9, 2009, by and among Hicks Acquisition Company I, Inc., Resolute Energy Corporation, Resolute Subsidiary Corporation, Resolute Aneth, LLC, Resolute Holdings, LLC, Resolute Holdings Sub, LLC, HH-HACI, L.P., William H. Cunningham, William A. Montgomery, Brian Mulroney, and William F. Quinn.

99.1*	Press Release, dated September 15, 2009.

*	Filed herewith.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          Date: September 15, 2009

RESOLUTE ENERGY CORPORATION
By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit
Number	Exhibit

2.1*	Letter Agreement, dated September 9, 2009, by and among Hicks Acquisition Company I, Inc., Resolute Energy Corporation, Resolute Subsidiary Corporation, Resolute Aneth, LLC, Resolute Holdings, LLC, Resolute Holdings Sub, LLC, HH-HACI, L.P., William H. Cunningham, William A. Montgomery, Brian Mulroney, and William F. Quinn.

99.1*	Press Release, dated September 15, 2009.

*	Filed herewith.